Exhibit 99.1

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:

Michelle D. Esterman
Chief Financial Officer
T: (770) 612-7007
E: Michelle.Esterman@altisource.com

ALTISOURCE ANNOUNCES THIRD QUARTER 2021 FINANCIAL RESULTS
Luxembourg, November 4, 2021 - Altisource Portfolio Solutions S.A. (“Altisource” or the “Company”) (NASDAQ: ASPS), a leading provider and marketplace for the real estate and mortgage industries, today reported financial results for the third quarter 2021.
“We believe Altisource is well positioned for 2022 and beyond. Our Default business should generate significant revenue and earnings growth as we return to a more normal post-pandemic operating environment. We are executing on our strategic plan in our Origination business and believe this will also be a significant driver for growth. As a result, we anticipate that we will generate positive cash flow in the second half of 2022 on a significantly reduced cost structure. Finally, the anticipated sale of our equity interest in Pointillist significantly strengthens our balance sheet by adding an estimated $100 million of cash at closing,” said Chairman and Chief Executive Officer William B. Shepro.
Third Quarter 2021 Highlights(1)
Corporate and Financial:
•On October 6, 2021, the shareholders of Pointillist, Inc. (“Pointillist”), a majority owned subsidiary of Altisource, entered into a definitive Stock Purchase Agreement to sell Pointillist to Genesys Cloud Services, Inc. (“Genesys”) for $150 million (the “Purchase Price”)
◦The Purchase Price consists of an up-front payment of $145 million, subject to certain adjustments at closing, including a working capital adjustment, and an additional $5 million to be held in an escrow account to satisfy certain Genesys indemnification claims that may arise on or prior to the first anniversary of the sale closing, with the balance to be paid thereafter
◦On a fully diluted basis, Altisource owns approximately 69% of the equity at Pointillist
◦Altisource estimates that it will receive approximately $100 million in cash at closing, subject to a working capital adjustment, and an additional $3.7 million following the on-year anniversary of closing, assuming no indemnification claims
◦The Company estimates the sale will generate a pre-tax and after-tax gain of $107 million before any potential reduction of goodwill
◦The transaction is anticipated to close before the end of the 2021 calendar year, subject to the satisfaction or waiver of customary closing conditions including regulatory approval
•Ended the third quarter 2021 with $36.5 million of cash and cash equivalents
•Ended the third quarter 2021 with $230.7 million of net debt(2)

Business Highlights:
•Third quarter 2021 Hubzu referrals were 107% higher than the third quarter of 2020 and ending Hubzu inventory of close to 6,200 marks the second consecutive quarter of inventory growth
•Service revenue from our Origination business grew by 23% in the nine months ended September 30, 2021 to $45.5 million compared to the nine months ended September 30, 2020
•The Company continued to aggressively reduce cash costs and simplify the organization; third quarter 2021 cash operating costs (excluding outside fees and services) were $2.4 million, or 6%, lower than second quarter 2021 cash operating costs and $12.0 million, or 26%, lower than third quarter 2020 cash operating costs
Third Quarter 2021 Financial Results
•Service revenue of $41.6 million
•Loss before income taxes and non-controlling interests of $(17.9) million
•Adjusted pre-tax loss attributable to Altisource(2) of $(12.4) million
•Adjusted EBITDA(2) of $(7.5) million
•Net loss attributable to Altisource of $(18.3) million, or $(1.15) per diluted share
•Adjusted net loss attributable to Altisource(2) of $(12.6) million, or $(0.80) per diluted share
Third Quarter and Year-to-Date September 30, 2021 Results Compared to the Third Quarter and Year-to-Date September 30, 2020:

(in thousands, except per share data)	Third Quarter 2021	Third Quarter 2020	% Change	Year-to-Date Sept. 30, 2021	Year-to-Date Sept. 30, 2020	% Change
Service revenue	$41,626	$85,386	(51)	$133,672	$289,570	(54)
Loss from operations	(14,028)	(6,814)	(106)	(47,159)	(28,725)	(64)
Adjusted operating (loss) income(2)	(8,279)	3,658	(326)	(26,122)	7,390	N/M
Loss before income taxes and non-controlling interests	(17,898)	(11,140)	(61)	(57,040)	(54,011)	(6)
Pretax loss attributable to Altisource(2)	(17,839)	(11,480)	(55)	(56,889)	(54,653)	(4)
Adjusted pretax loss attributable to Altisource(2)	(12,350)	(1,406)	N/M	(36,715)	(7,004)	(424)
Adjusted EBITDA(2)	(7,545)	6,426	(217)	(22,793)	17,521	(230)
Net loss attributable to Altisource	(18,269)	(13,237)	(38)	(58,746)	(59,948)	2
Adjusted net loss attributable to Altisource(2)	(12,646)	(3,764)	(236)	(37,899)	(11,833)	(220)
Diluted loss per share	(1.15)	(0.85)	(36)	(3.71)	(3.85)	3
Adjusted diluted loss per share(2)	(0.80)	(0.24)	(233)	(2.40)	(0.76)	(215)
Cash flows used in operating activities	(18,358)	(2,861)	N/M	(41,133)	(14,077)	(192)
Adjusted cash flows used in operating activities less additions to premises and equipment(2)	(18,790)	(3,897)	(382)	(42,258)	(16,579)	(155)
N/M - not meaningful.
•Third quarter 2021 and 2020 loss from operations include losses of $2.2 million and $2.1 million, respectively, ($7.1 million and $7.2 million for year-to-date September 30, 2021 and 2020, respectively) from our earlier stage business. Third quarter 2021 and 2020 loss from operations also includes $0.5 million and $0.7 million, respectively, ($3.2 million and $0.7 million for year-to-date September 30, 2021 and 2020, respectively), of costs related to savings initiatives and other. Third quarter and year-to-date September 30, 2020 loss from operations also include $2.2 million and $10.9 million, respectively, of restructuring charges related to Project Catalyst (no comparable amounts in 2021), and $(0.6) million for both the third quarter and year-to-date September 30, 2020 of sales tax net accruals (reimbursements) (no comparable amounts in 2021).
•Third quarter and year-to-date September 30, 2020 pretax loss attributable to Altisource(2) include unrealized mark-to-market gains (losses) on our equity investment in RESI of $0.1 million and $(12.4) million, respectively (no comparable amounts in 2021).
•Third quarter 2021 net loss attributable to Altisource includes $0.3 million of expense (no comparable amount for the third quarter of 2020) ($1.3 million and $2.4 million for year-to-date September 30, 2021 and 2020, respectively)

for certain income tax items related to adjustments to foreign income tax reserves, the impact of a decrease in the India and Luxembourg income tax rates on deferred tax assets and an India restructuring from net loss attributable to Altisource.
________________________
(1)Applies to third quarter 2021 unless otherwise indicated.
(2)This is a non-GAAP measure that is defined and reconciled to the corresponding GAAP measure herein.

Forward-Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements that relate to, among other things, future events or our future performance or financial condition. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology. Such statements are based on expectations as to the future and are not statements of historical fact. Furthermore, forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, risks relating to the transaction with Genesys, including in respect of the satisfaction of closing conditions and the timing thereof, delays in obtaining regulatory and other third party consents in connection with the transaction, unanticipated expenditures relating to or liabilities arising from the transaction, litigation or regulatory issues relating to the transaction and the risks discussed in Item 1A of Part I “Risk Factors” in our Form 10-K filing with the Securities and Exchange Commission, as the same may be updated from time to time in our Form 10-Q filings. We caution you not to place undue reliance on these forward-looking statements which reflect our view only as of the date of this report. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks related to the COVID-19 pandemic, customer concentration, the timing of the anticipated increase in default related referrals following the expiration of foreclosure and eviction moratoriums and forbearance programs, the timing of the expiration of such moratoriums and programs, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our Credit Agreement, including the financial and other covenants contained therein, as well as Altisource’s ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies. The financial projections and scenarios contained in this press release are expressly qualified as forward-looking statements and, as with other forward-looking statements, should not be unduly relied upon. We undertake no obligation to update these statements, scenarios and projections as a result of a change in circumstances, new information or future events.
Webcast
Altisource will host a webcast at 11:00 a.m. EDT today to discuss our third quarter. A link to the live audio webcast will be available on Altisource’s website in the Investor Relations section. Those who want to listen to the call should go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software. A replay of the conference call will be available via the website approximately two hours after the conclusion of the call and will remain available for approximately 30 days.
About Altisource
Altisource Portfolio Solutions S.A. is an integrated service provider and marketplace for the real estate and mortgage industries. Combining operational excellence with a suite of innovative services and technologies, Altisource helps solve the demands of the ever-changing markets we serve. Additional information is available at www.Altisource.com.

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020

Service revenue	$41,626	$85,386	$133,672	$289,570
Reimbursable expenses	1,416	2,810	5,365	14,495
Non-controlling interests	201	599	712	1,516
Total revenue	43,243	88,795	139,749	305,581
Cost of revenue	39,251	69,760	129,497	235,284
Reimbursable expenses	1,416	2,810	5,365	14,495
Gross profit	2,576	16,225	4,887	55,802
Operating expenses:
Selling, general and administrative expenses	16,604	20,812	52,046	73,606
Restructuring charges	—	2,227	—	10,921

Loss from operations	(14,028)	(6,814)	(47,159)	(28,725)
Other income (expense), net
Interest expense	(3,755)	(4,103)	(10,672)	(13,265)
Unrealized gain (loss) on investment in equity securities	—	138	—	(12,433)
Other (expense) income, net	(115)	(361)	791	412
Total other income (expense), net	(3,870)	(4,326)	(9,881)	(25,286)

Loss before income taxes and non-controlling interests	(17,898)	(11,140)	(57,040)	(54,011)
Income tax provision	(430)	(1,757)	(1,857)	(5,295)

Net loss	(18,328)	(12,897)	(58,897)	(59,306)
Net loss (income) attributable to non-controlling interests	59	(340)	151	(642)

Net loss attributable to Altisource	$(18,269)	$(13,237)	$(58,746)	$(59,948)

Loss per share:
Basic	$(1.15)	$(0.85)	$(3.71)	$(3.85)
Diluted	$(1.15)	$(0.85)	$(3.71)	$(3.85)

Weighted average shares outstanding:
Basic	15,831	15,637	15,816	15,578
Diluted	15,831	15,637	15,816	15,578

Comprehensive loss:

Comprehensive loss, net of tax	$(18,328)	$(12,897)	$(58,897)	$(59,306)
Comprehensive loss (income) attributable to non-controlling interests	59	(340)	151	(642)

Comprehensive loss attributable to Altisource	$(18,269)	$(13,237)	$(58,746)	$(59,948)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED BALANCE SHEETS
(in thousands, except for per share data)
(unaudited)

	September 30, 2021	December 31, 2020

ASSETS
Current assets:
Cash and cash equivalents	$36,492	$58,263
Accounts receivable, net	19,299	22,413
Prepaid expenses and other current assets	18,881	19,479
Total current assets	74,672	100,155

Premises and equipment, net	9,376	11,894
Right-of-use assets under operating leases	13,184	18,213
Goodwill	73,849	73,849
Intangible assets, net	38,143	46,326
Deferred tax assets, net	5,279	5,398
Other assets	6,427	9,850

Total assets	$220,930	$265,685

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$53,994	$56,779
Current portion of long-term debt	5,000	—
Deferred revenue	7,124	5,461
Other current liabilities	6,462	9,305
Total current liabilities	72,580	71,545

Long-term debt, less current portion	258,247	242,656
Deferred tax liabilities, net	9,264	8,801
Convertible debt payable to related parties	1,337	—
Other non-current liabilities	21,185	25,239

Commitments, contingencies and regulatory matters

Equity (deficit):
Common stock ($1.00 par value; 100,000 shares authorized, 25,413 issued and 15,899 outstanding as of September 30, 2021; 15,664 outstanding as of December 31, 2020)	25,413	25,413
Additional paid-in capital	143,983	141,473
Retained earnings	116,881	190,383
Treasury stock, at cost (9,514 shares as of September 30, 2021 and 9,749 shares as of December 31, 2020)	(427,214)	(441,034)
Altisource deficit	(140,937)	(83,765)

Non-controlling interests	(746)	1,209
Total deficit	(141,683)	(82,556)

Total liabilities and deficit	$220,930	$265,685

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine months ended September 30,
	2021	2020

Cash flows from operating activities:
Net loss	$(58,897)	$(59,306)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,479	11,521
Amortization of right-of-use assets under operating leases	6,340	8,107
Amortization of intangible assets	8,183	11,344
Unrealized loss on investment in equity securities	—	12,433
Share-based compensation expense	2,510	6,556
Bad debt expense	1,268	1,423
Amortization of debt discount	499	500
Amortization of debt issuance costs	623	548
Deferred income taxes	8	274
Loss on disposal of fixed assets	117	459
Other non-cash items	137	—
Changes in operating assets and liabilities:
Accounts receivable	1,846	10,136
Prepaid expenses and other current assets	598	621
Other assets	1,439	853
Accounts payable and accrued expenses	(2,738)	(10,676)
Current and non-current operating lease liabilities	(6,958)	(8,518)
Other current and non-current liabilities	413	(352)
Net cash used in operating activities	(41,133)	(14,077)

Cash flows from investing activities:
Additions to premises and equipment	(1,125)	(2,502)
Proceeds from the sale of business	3,000	3,307
Net cash provided by investing activities	1,875	805

Cash flows from financing activities:
Proceeds from revolving credit facility	20,000	—
Debt issuance costs	(531)	—
Proceeds from convertible debt payable to related parties	1,200	—
Distributions to non-controlling interests	(1,804)	(976)
Payments of tax withholding on issuance of restricted share units and restricted shares	(936)	(1,495)
Net cash provided by (used in) financing activities	17,929	(2,471)

Net decrease in cash, cash equivalents and restricted cash	(21,329)	(15,743)
Cash, cash equivalents and restricted cash at the beginning of the period	62,096	86,583

Cash, cash equivalents and restricted cash at the end of the period	$40,767	$70,840

Supplemental cash flow information:
Interest paid	$9,373	$12,218
Income taxes paid, net	2,736	742
Acquisition of right-of-use assets with operating lease liabilities	6,976	1,051
Reduction of right-of-use assets from operating lease modifications or reassessments	(5,665)	(1,715)

Non-cash investing and financing activities:
Net (decrease) increase in payables for purchases of premises and equipment	$(47)	$60

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

Adjusted operating (loss) income, pretax loss attributable to Altisource, adjusted pretax loss attributable to Altisource, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted net loss attributable to Altisource, adjusted diluted loss per share, cash flows used in operating activities less additions to premises and equipment and net debt less investment in equity securities, which are presented elsewhere in this earnings release, are non-GAAP measures used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource’s performance and do not purport to be alternatives to loss from operations, loss before income taxes and non-controlling interests, net loss attributable to Altisource, diluted loss per share, cash flows used in operating activities and long-term debt, including current portion, as measures of Altisource’s performance. We believe these measures are useful to management, existing shareholders, potential shareholders and other users of our financial information in evaluating operating profitability and cash flow generation more on the basis of continuing cost and cash flows as they exclude amortization expense related to acquisitions that occurred in prior periods and non-cash share-based compensation, as well as the effect of more significant non-operational items from earnings, cash flows from operating activities and long-term debt net of cash on-hand and investment in equity securities. We believe these measures are also useful in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Furthermore, we believe the exclusion of more significant non-operational items enables comparability to prior period performance and trend analysis.
It is management’s intent to provide non-GAAP financial information to enhance the understanding of Altisource’s GAAP financial information, and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies. The non-GAAP financial information should not be unduly relied upon.
Adjusted operating (loss) income is calculated by removing intangible asset amortization expense, share-based compensation expense, Pointillist losses, cost of cost savings initiatives and other, restructuring charges and sales tax net accrual (reimbursement) from loss from operations. Pretax loss attributable to Altisource is calculated by removing non-controlling interests from loss before income taxes and non-controlling interests. Adjusted pretax loss attributable to Altisource is calculated by removing non-controlling interests, intangible asset amortization expense, share-based compensation expense, Pointillist losses, cost of cost savings initiatives and other, restructuring charges, unrealized (gain) loss on investment in equity securities and sales tax net accrual (reimbursement) from loss before income taxes and non-controlling interests. Adjusted EBITDA is calculated by removing the income tax provision, interest expense (net of interest income), depreciation and amortization, share-based compensation expense, Pointillist losses, cost of cost savings initiatives and other, restructuring charges, unrealized (gain) loss on investment in equity securities and sales tax net accrual (reimbursement) from net loss attributable to Altisource. Adjusted net loss attributable to Altisource is calculated by removing intangible asset amortization expense (net of tax), share-based compensation expense (net of tax), Pointillist losses (net of tax), cost of cost savings initiatives and other (net of tax), restructuring charges (net of tax), unrealized (gain) loss on investment in equity securities (net of tax), sales tax net accrual (reimbursement) (net of tax) and certain income tax items related to the decrease in the India income tax rate from adjustments to deferred tax assets and adjustments to foreign income tax reserves from net loss attributable to Altisource. Adjusted diluted loss per share is calculated by dividing net loss attributable to Altisource after removing intangible asset amortization expense (net of tax), share-based compensation expense (net of tax), Pointillist losses (net of tax), cost of cost savings initiatives and other (net of tax), restructuring charges (net of tax), unrealized (gain) loss on investment in equity securities (net of tax), sales tax net accrual (reimbursement) (net of tax) and certain income tax related items by the weighted average number of diluted shares. Cash flows used in operating activities less additions to premises and equipment is calculated by removing additions to premises and equipment from cash flows used in operating activities. Net debt less investment in equity securities is calculated as long-term debt, including current portion, minus cash and cash equivalents and investment in equity securities.

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

Reconciliations of the non-GAAP measures to the corresponding GAAP measures are as follows:

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020

Loss from operations	$(14,028)	$(6,814)	$(47,159)	$(28,725)

Intangible asset amortization expense	2,673	4,295	8,183	11,344
Share-based compensation expense	431	1,732	2,510	6,556
Pointillist losses	2,155	2,139	7,116	7,215
Cost of cost savings initiatives and other	490	697	3,228	697
Restructuring charges	—	2,227	—	10,921
Sales tax net accrual (reimbursement)	—	(618)	—	(618)

Adjusted operating (loss) income	$(8,279)	$3,658	$(26,122)	$7,390

Loss before income taxes and non-controlling interests	$(17,898)	$(11,140)	$(57,040)	$(54,011)

Non-controlling interests	59	(340)	151	(642)
Pretax loss attributable to Altisource	(17,839)	(11,480)	(56,889)	(54,653)
Intangible asset amortization expense	2,673	4,295	8,183	11,344
Share-based compensation expense	431	1,732	2,510	6,556
Pointillist losses	1,895	1,879	6,253	6,316
Cost of cost savings initiatives and other	490	697	3,228	697
Restructuring charges	—	2,227	—	10,921
Unrealized (gain) loss on investment in equity securities	—	(138)	—	12,433
Sales tax net accrual (reimbursement)	—	(618)	—	(618)

Adjusted pretax loss attributable to Altisource	$(12,350)	$(1,406)	$(36,715)	$(7,004)

Net loss attributable to Altisource	$(18,269)	$(13,237)	$(58,746)	$(59,948)

Income tax provision	430	1,757	1,857	5,295
Interest expense (net of interest income)	3,755	4,078	10,700	13,160
Depreciation and amortization	3,817	8,115	11,662	22,865
Share-based compensation expense	431	1,732	2,510	6,556
Pointillist losses	1,801	1,813	5,996	6,160
Cost of cost savings initiatives and other	490	697	3,228	697
Restructuring charges	—	2,227	—	10,921
Unrealized (gain) loss on investment in equity securities	—	(138)	—	12,433
Sales tax net accrual (reimbursement)	—	(618)	—	(618)

Adjusted EBITDA	$(7,545)	$6,426	$(22,793)	$17,521

Net loss attributable to Altisource	$(18,269)	$(13,237)	$(58,746)	$(59,948)

Intangible asset amortization expense, net of tax	2,670	4,284	8,172	11,283
Share-based compensation expense, net of tax	325	1,558	2,284	5,943
Pointillist losses, net of tax	1,895	1,879	6,253	6,316
Cost of cost savings initiatives and other, net of tax	464	565	2,832	565
Restructuring charges, net of tax	—	1,943	—	9,801
Unrealized (gain) loss on investment in equity securities, net of tax	—	(138)	—	12,433
Sales tax net accrual (reimbursement), net of tax	—	(618)	—	(618)
Certain income tax related items	269	—	1,306	2,392

Adjusted net loss attributable to Altisource	$(12,646)	$(3,764)	$(37,899)	$(11,833)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020

Diluted loss per share	$(1.15)	$(0.85)	$(3.71)	$(3.85)

Intangible asset amortization expense, net of tax, per diluted share	0.17	0.27	0.52	0.72
Share-based compensation expense, net of tax, per diluted share	0.02	0.10	0.14	0.38
Pointillist losses, net of tax, per diluted share	0.12	0.12	0.40	0.41
Cost of cost savings initiatives and other, net of tax, per diluted share	0.03	0.04	0.18	0.04
Restructuring charges, net of tax, per diluted share	—	0.12	—	0.63
Unrealized (gain) loss on investment in equity securities, net of tax, per diluted share	—	(0.01)	—	0.80
Sales tax net accrual (reimbursement), net of tax, per diluted share	—	(0.04)	—	(0.04)
Certain income tax related items per diluted share	0.02	—	0.08	0.15

Adjusted diluted loss per share	$(0.80)	$(0.24)	$(2.40)	$(0.76)

Calculation of the impact of intangible asset amortization expense, net of tax
Intangible asset amortization expense	$2,673	$4,295	$8,183	$11,344
Tax benefit from intangible asset amortization	(3)	(11)	(11)	(61)
Intangible asset amortization expense, net of tax	2,670	4,284	8,172	11,283
Diluted share count	15,831	15,637	15,816	15,578

Intangible asset amortization expense, net of tax, per diluted share	$0.17	$0.27	$0.52	$0.72

Calculation of the impact of share-based compensation expense, net of tax
Share-based compensation expense	$431	$1,732	$2,510	$6,556
Tax benefit from share-based compensation expense	(106)	(174)	(226)	(613)
Share-based compensation expense, net of tax	325	1,558	2,284	5,943
Diluted share count	15,831	15,637	15,816	15,578

Share-based compensation expense, net of tax, per diluted share	$0.02	$0.10	$0.14	$0.38

Calculation of the impact of Pointillist losses, net of tax
Pointillist losses	$1,895	$1,879	$6,253	$6,316
Tax benefit from Pointillist losses	—	—	—	—
Pointillist losses, net of tax	1,895	1,879	6,253	6,316
Diluted share count	15,831	15,637	15,816	15,578

Pointillist losses, net of tax, per diluted share	$0.12	$0.12	$0.40	$0.41

Calculation of the impact of cost of cost savings initiatives and other, net of tax
Cost of cost savings initiatives and other	$490	$697	$3,228	$697
Tax benefit from cost of cost savings initiatives and other	(26)	(132)	(396)	(132)
Cost of cost savings initiatives and other, net of tax	464	565	2,832	565
Diluted share count	15,831	15,637	15,816	15,578

Cost of cost savings initiatives and other, net of tax, per diluted share	$0.03	$0.04	$0.18	$0.04

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020

Calculation of the impact of restructuring charges, net of tax
Restructuring charges	$—	$2,227	$—	$10,921
Tax benefit from restructuring charges	—	(284)	—	(1,120)
Restructuring charges, net of tax	—	1,943	—	9,801
Diluted share count	15,831	15,637	15,816	15,578

Restructuring charges, net of tax, per diluted share	$—	$0.12	$—	$0.63

Calculation of the impact of the unrealized (gain) loss on investment in equity securities, net of tax
Unrealized (gain) loss on investment in equity securities	$—	$(138)	$—	$12,433
Tax provision from the unrealized (gain) loss on investment in equity securities	—	—	—	—
Unrealized (gain) loss on investment in equity securities, net of tax	—	(138)	—	12,433
Diluted share count	15,831	15,637	15,816	15,578

Unrealized (gain) loss on investment in equity securities, net of tax, per diluted share	$—	$(0.01)	$—	$0.80

Calculation of the impact of sales tax net accrual (reimbursement), net of tax
Sales tax net accrual (reimbursement)	$—	$(618)	$—	$(618)
Tax provision from sales tax net accrual (reimbursement)	—	—	—	—
Sales tax net accrual (reimbursement), net of tax	—	(618)	—	(618)
Diluted share count	15,831	15,637	15,816	15,578

Sales tax net accrual (reimbursement), net of tax, per diluted share	$—	$(0.04)	$—	$(0.04)

Certain income tax related items resulting from:
India income tax rate changes	$—	$—	$—	$1,384
Foreign income tax reserves/other	269	—	1,306	1,008
Certain income tax related items	269	—	1,306	2,392
Diluted share count	15,831	15,637	15,816	15,578

Certain income tax related items per diluted share	$0.02	$—	$0.08	$0.15

Cash flows used in operating activities	$(18,358)	$(2,861)	$(41,133)	$(14,077)
Less: additions to premises and equipment	(432)	(1,036)	(1,125)	(2,502)

Cash flows used in operating activities less additions to premises and equipment	$(18,790)	$(3,897)	$(42,258)	$(16,579)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
NON-GAAP MEASURES
(in thousands, except per share data)
(unaudited)

Three months ended September 30,		Nine months ended September 30,
2021	2020	2021	2020

	September 30, 2021	September 30, 2020

Senior secured term loan	$247,204	$293,826
Credit Facility	20,000	—
Less: Cash and cash equivalents	(36,492)	(67,023)
Less: Investment in equity securities	—	(30,185)

Net debt less investment in equity securities(1)	$230,712	$196,618
Note: Amounts may not add to the total due to rounding.
(1) Excludes $1.3 million of Pointillist debt that is convertible into Pointillist equity